UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 5, 2018

NeuroOne Medical Technologies Corporation

(Exact name of registrant as specified in its charter)

000-54716	27-0863354
(Commission File Number)	(IRS Employer Identification No.)

10006 Liatris Lane, Eden Prairie, MN 55347

(Address of principal executive offices and zip code)

952-237-7412

(Registrant’s telephone number including area code)

(Registrant’s former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)       At the annual meeting (the “Annual Meeting”) of stockholders of NeuroOne Medical Technologies Corporation (the “Company”) on June 5, 2018, stockholders (i) elected one Class I director to the Company’s Board of Directors (the “Board”) to serve a three-year term until the 2021 annual meeting of stockholders, (ii) ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018, (iii) approved, on an advisory basis, the Company’s named executive officers’ compensation and (iv) approved, on an advisory basis, to conduct an advisory vote on the frequency of future advisory votes on executive compensation every three years.

For Proposal 1, the nominee receiving the most votes cast was elected as a director. Proposals 2, 3 and 4 required the affirmative vote of the holders of a majority of shares entitled to vote and present at the meeting. The Proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 27, 2018.

A total of 4,318,302 shares of the Company’s common stock were present at the meeting in person or by proxy, which represents approximately 54.91% of the shares of common stock outstanding as of the record date for the Annual Meeting.

(b)       The results of the voting are shown below:

Proposal 1—Election of Directors

Class I Nominee	Votes For	Votes Withheld	Broker Non-Votes
Paul Buckman	4,212,385	0	105,917

Proposal 2—Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Votes Abstain
3,521,284	0	797,018

Proposal 3—Advisory Approval of the Company’s Named Executive Officers’ Compensation

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
4,212,085	0	300	105,917

Proposal 4—Advisory Recommendation on the Frequency of an Advisory Vote on Named Executive Officer Compensation

ONE YEAR	TWO YEARS	THREE YEARS	Votes Abstain
1,878,696	104,545	2,228,844	300

(d)        For Proposal 4, “three years” received the affirmative vote of the holders of a majority of shares entitled to vote and present at the Annual Meeting. In light of such result and the prior recommendation of the Board, the Board has determined that the Company will implement an advisory vote on executive officer compensation every three years until the next required advisory vote on such frequency.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 8, 2018	NeuroOne Medical Technologies Corporation

	By:	/s/ David Rosa
David Rosa
Chief Executive Officer

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